Exhibit 10.2

AMENDED AND RESTATED CUE HEALTH INC.

2014 EQUITY INCENTIVE PLAN

1.            PURPOSE. The Amended and Restated Cue Health Inc. 2014 Equity Incentive Plan (the “Plan”) has two complementary purposes: (a) to attract and retain outstanding individuals to serve as officers, employees, directors, consultants and advisors to the Company and its affiliates, and (b) to increase shareholder value. The Plan will provide participants incentives to increase shareholder value by offering the opportunity to acquire shares of the Company’s common stock or receive monetary payments based on the value of such common stock, on the potentially favorable terms that this Plan provides.

2.            EFFECTIVE DATE. The Plan shall become effective and Awards may be granted on and after August 25, 2014 (the “Effective Date”), subject as to any Awards that are “incentive stock options” under Code Section 422 to approval of the Plan by the shareholders of the Company within twelve (12) months of the effective date. Any incentive stock options granted under the Plan prior to such shareholder approval shall be conditioned on such approval.

3.            DEFINITIONS. Capitalized terms used in this Plan have the following meanings:

(a)           “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company within the meaning of Code Sections 414(b) or (c), provided that, in applying such provisions, the phrase “at least fifty percent (50%)” shall be used in place of “at least eighty percent (80%)” each place it appears therein.

(b)           “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Restricted Stock or Restricted Stock Units.

(c)            “Board” means the Board of Directors of the Company.

(d)           “Change of Control” shall be deemed to have occurred as of the first day that any one or more of the following conditions is satisfied, including, but not limited to, the signing of documents by all parties and approval by all regulatory agencies, if required:

(i)       Any person (as such term is defined in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d)) other than an Excluded Person (as defined below) becomes the Beneficial Owner (as such term is defined pursuant to rules promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities (not including (A) any securities of the Company acquired and/or beneficially owned by such person if such person is an existing stockholder of the Company and (B) any securities acquired directly from the Company or its Affiliates);

(ii)       The shareholders approve a plan of complete liquidation or dissolution of the Company; or

(iii)       The consummation of (A) an agreement for the sale or disposition of all or substantially all of the Company’s assets (other than to an Excluded Person), or (B) a merger, consolidation or reorganization of the Company with or involving any other corporation, other than (1) a merger, consolidation or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such other surviving entity) outstanding immediately after such merger, consolidation or reorganization, or (2) a merger, consolidation or reorganization that would result in at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such other surviving entity) outstanding immediately after such merger, consolidation or reorganization being held by an Excluded Person.

An Excluded Person means: (i) the Company or any of its Affiliates, (ii) a trustee or other fiduciary holding securities under any employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company.

Notwithstanding the foregoing, with respect to an Award that is considered deferred compensation subject to Code Section 409A, if the definition of “Change of Control” results in the payment of such Award, then such definition shall be amended to the minimum extent necessary, if at all, so that the definition satisfies the requirements of a change of control under Code Section 409A.

Notwithstanding the foregoing, the initial offering of the Company’s Shares to the public pursuant to an effective registration statement filed by the Company under the Securities Act of 1933, as amended from time to time, shall not be considered a Change of Control.

(e)           “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(f)            “Common Stock” means the Company’s Class A Common Stock, no par value.

(g)           “Company” means Cue Health Inc., a Delaware corporation, or any successor thereto.

(h)           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. Any reference to a specific provision of the Exchange Act shall be deemed to include any successor provision thereto.

(i)            “Fair Market Value” means, per Share on a particular date, the value as determined by the Board using a reasonable application of a reasonable valuation method within the meaning of Code Section 409A, based on all information in the Company’s possession at such time, or if applicable, the value as determined by an independent appraiser selected by the Board.

(j)            “Option” means the right to purchase Shares at a stated price upon and during a specified time. “Options” may either be “incentive stock options” which meet the requirements of Code Section 422, or “nonqualified stock options” which do not meet the requirements of Code Section 422.

(k)           “Participant” means an officer or other employee of the Company or its Affiliates, or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates, including a non-employee director of the Board, whom the Board designates to receive an Award.

(l)            “Performance Shares” means the right to receive Shares to the extent the Company, Subsidiary, Affiliate or other business unit and/or Participant achieves certain goals that the Board establishes over a period of time the Board designates.

(m)          “Plan” means this Amended and Restated Cue Health Inc. 2014 Equity Incentive Plan, as amended from time to time.

(n)           “Restricted Stock” means Shares that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Board.

(o)           “Restricted Stock Unit” means the right to receive a Share, or a cash payment, the amount of which is equal to the Fair Market Value of a Share, which is subject to a risk of forfeiture which may lapse upon the achievement or partial achievement of performance goals during a specified period and/or upon the completion of a period of service or upon the occurrence of other events, as determined by the Board.

(p)           “Share” means a share of Common Stock.

(q)           “Stock Appreciation Right” or “SAR” means the right of a Participant to receive cash, and/or Shares with a Fair Market Value, equal to the excess of the Fair Market Value of a Share over the grant price.

(r)            “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the chain) owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(s)           “10% Owner-Employee” means an employee who, at the time an incentive stock option is granted, owns (directly or indirectly, within the meaning of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Subsidiary.

4.	ADMINISTRATION.

(a)       Board Administration. The Board has full authority to administer this Plan, including the authority to (i) interpret the provisions of this Plan and any Award agreement, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan into effect, and (iv) make all other determinations necessary or advisable for the administration of this Plan. All actions or determinations of the Board are made in its sole discretion and will be final and binding on any person with an interest therein.

(b)       Delegation to Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board or to one or more officers of the Company any or all of the authority and responsibility of the Board. If the Board has made such a delegation, then all references to the Board in this Plan include such committee or one or more officers to the extent of such delegation.

(c)       No Liability. No member of the Board, and no individual or officer to whom a delegation under subsection (b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless such individual to the maximum extent that the law and the Company’s bylaws permit.

5.            DISCRETIONARY GRANTS OF AWARDS. Subject to the terms of this Plan, the Board has full power and authority to: (a) designate from time to time the Participants to receive Awards under this Plan; (b) determine the type or types of Awards to be granted to each Participant; (c) determine the number of Shares with respect to which an Award relates; and (d) determine any terms and conditions of any Award. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate). The Board’s designation of a Participant in any year will not require the Board to designate such person to receive an Award in any other year. If an Option or SAR is granted to a Participant who does not provide services to the Company or any subsidiary that qualifies as an Affiliate, then such Award is considered nonqualified deferred compensation that must satisfy the requirements of Code Section 409A.

6.	SHARES RESERVED UNDER THIS PLAN.

(a)           Plan Reserve. An aggregate of Seven Million Four Hundred Ninety-Two Thousand Eight Hundred Forty-Four (7,492,844) Shares are reserved for issuance under this Plan, all of which may be issued pursuant to incentive stock options. The limitations of this subsection are subject to adjustment as provided in Section 14. The Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Common Stock or treasury Common Stock.

(b)           Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares or payment of cash under the Award, then the Shares subject to or reserved for in respect of such Award, or the Shares to which such Award relates, may again be used for new Awards as determined under subsection (a), including issuance pursuant to incentive stock options. If Shares are delivered to (or withheld by) the Company in payment of the exercise price or withholding taxes of an Award, then such Shares may be used for new Awards under this Plan as determined under subsection (a), including issuance pursuant to incentive stock options. If Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares may be used for new Awards under this Plan as determined under subsection (a), but excluding issuance pursuant to incentive stock options.

7.            OPTIONS. Subject to the terms of this Plan, the Board will determine all terms and conditions of each Option, including but not limited to:

(a)           Whether the Option is an incentive stock option or a nonqualified stock option; provided that in the case of an incentive stock option, if the aggregate Fair Market Value (determined at the time of grant) of the Shares with respect to which such option and all other incentive stock options issued under this Plan (and under all other incentive stock option plans of the Company or any Affiliate that is required to be included under Code Section 422) are first exercisable by the Participant during any calendar year exceeds $100,000, such Option automatically shall be treated as a nonqualified stock option to the extent this limit is exceeded; and provide further that only employees of the Company or a Subsidiary are eligible to be granted incentive stock options;

(b)           The number of Shares subject to the Option;

(c)           The exercise price per Share, which may not be less than the Fair Market Value of a Share as determined on the date of grant unless the Option is not an incentive stock option and complies with Code Section 409A; provided that an incentive stock option granted to a 10% Owner-Employee must have an exercise price that is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant;

(d)           The terms and conditions of exercise; and

(e)           The termination date, except that each Option must terminate no later than the tenth (10th) anniversary of the date of grant, and each incentive stock option granted to any 10% Owner-Employee must terminate no later than the fifth (5th) anniversary of the date of grant.

In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Board determines otherwise.

8.            STOCK APPRECIATION RIGHTS. Subject to the terms of this Plan, the Board will determine all terms and conditions of each SAR, including but not limited to:

(a)           The number of Shares to which the SAR relates;

(b)           The grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant unless the SAR complies with Code Section 409A;

(c)           The terms and conditions of exercise or maturity;

(d)           The term, provided that an SAR must terminate no later than the tenth (10th) anniversary of the date of grant; and

(e)           Whether the SAR will be settled in cash, Shares or a combination thereof.

9.            PERFORMANCE SHARE AWARDS. Subject to the terms of this Plan, the Board will determine all terms and conditions of each Performance Share Award, including but not limited to:

(a)           The number of Shares to which the Performance Share Award relates;

(b)           The terms and conditions of each Award, including, without limitation, the selection of the performance goals that must be achieved for the Participant to realize all or a portion of the benefit provided under the Award; and

(c)           Whether all or a portion of the Shares subject to the Award will be issued to the Participant, without regard to whether the performance goals have been attained, in the event of the Participant’s death, disability, retirement or other circumstance.

10.          RESTRICTED STOCK AND RESTRICTED UNIT AWARDS. Subject to the terms of this Plan, the Board will determine all terms and conditions of each Award of Restricted Stock or Restricted Stock Units, including but not limited to:

(a)           The number of Shares to which such Award relates;

(b)           The period of time over which, and/or the criteria or conditions that must be satisfied so that, the risk of forfeiture and/or restrictions on transfer imposed on the Restricted Stock or Restricted Stock Units will lapse;

(c)           Whether all or a portion of the Restricted Stock or Restricted Stock Units will be released from a right of repurchase and/or be paid to the Participant in the event of the Participant’s death, disability, retirement or other circumstance;

(d)          With respect to Awards of Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the risk of forfeiture, right of repurchase and/or restrictions on transfer or to issue such Shares with an appropriate legend referring to such restrictions;

(e)           With respect to Awards of Restricted Stock, whether dividends paid with respect to such Shares will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate; and

(f)           With respect to Awards of Restricted Stock Units, whether to credit dividend equivalent units equal to the amount of dividends paid on a Share and whether such dividend equivalent units shall be subject to the same terms and conditions as the Award to which they relate.

11.          TRANSFERABILITY. Each Award granted under this Plan is not transferable other than by will or the laws of descent and distribution or as otherwise expressly permitted by the Board in writing.

12.          TERMINATION AND AMENDMENT.

(a)          Term. Subject to the right of the Board to terminate the Plan earlier pursuant to Section 12(b), the Plan shall terminate when all Shares reserved for issuance have been issued. If the term of the Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the shareholders of the Company have approved an extension of the Plan.

(b)          Termination and Amendment. The Board may amend, alter, suspend, discontinue or terminate this Plan at any time, provided that shareholders must approve any of the following Plan amendments: (i) an amendment to materially increase any number of Shares specified in Section 6(a) (except as permitted by Section 14) or expand the class of individuals eligible to receive an Award to the extent required by the Code, the Company’s bylaws or any other applicable law, (ii) any other amendment if required by applicable law or the rules of any self-regulatory organization, or (iii) an amendment that would diminish the protections afforded by Section 12(e).

(c)           Amendment, Modification or Cancellation of Awards. Except as provided in subsection (e) and subject to the restrictions of this Plan, the Board may modify or amend an Award or waive any restrictions or conditions applicable to an Award (including relating to the exercise, vesting or payment thereof), and the Board may modify the terms and conditions applicable to any Award (including the terms of the Plan), and the Board may cancel any Award, provided that the Participant (or any other person as may then have an interest in such Award as a result of the Participant’s death or the transfer of an Award) must consent in writing if any such action would adversely affect the rights of the Participant (or other interested party) under such Award. Notwithstanding the foregoing, the Board need not obtain Participant (or other interested party) consent for the amendment, modification or cancellation of an Award pursuant to the provisions of Section 14, or the amendment or modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting or tax treatment of any Award for the Company.

(d)          Survival of Board Authority and Awards. Notwithstanding the foregoing, the authority of the Board to administer this Plan and modify or amend an Award, and the authority of the Board to amend this Plan, shall extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in full force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)       Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, neither the Board nor any other person may decrease the exercise price of any Option or the grant price of any SAR nor take any action that would result in a deemed decrease of the exercise price or grant price of an Option or SAR under Code Section 409A, after the date of grant, except in accordance with Section 14 and Section 1.409A-1(b)(5)(v)(D) of the Treasury Regulations, or in connection with a transaction which is considered the grant of a new Option or SAR for purposes of Section 409A of the Code, provided that the new exercise price or grant price is not less than the Fair Market Value of a Share on the new grant date.

(f)           Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Board may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Board approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

13.          TAXES.

(a)          Withholding. In the event the Company or any Affiliate is required to withhold any foreign, Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may deduct (or require an Affiliate to deduct) from any payments of any kind otherwise due the Participant cash, or with the consent of the Board, Shares otherwise deliverable or vesting under an Award, to satisfy such tax obligations. Alternatively, the Company may require such Participant to pay to the Company, in cash, promptly on demand, or make other arrangements satisfactory to the Company regarding the payment to the Company of the aggregate amount of any such taxes and other amounts required to be withheld. If Shares are deliverable upon exercise or payment of an Award, the Board may permit a Participant to satisfy all or a portion of the foreign, Federal, state and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award, or (c) deliver other previously owned Shares; provided that the amount to be withheld may not exceed the total minimum foreign, Federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Company requires. The Fair Market Value of fractional Shares remaining after payment of any withholding taxes may be paid to the Participant in cash. The obligations of the Company under the Plan shall be conditional on such satisfactory payments or arrangements by the Participant regarding withholding taxes, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

(b)           No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other person with an interest in an Award that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A shall so comply, nor that any Award designated as an incentive stock option within the meaning of Code Section 422 qualifies as such, and neither the Company or any Affiliate shall indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

14.          ADJUSTMENT PROVISIONS; CHANGE OF CONTROL.

(a)            Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares or other securities of the Company are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or other securities of the Company or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per share basis, exceeds ten percent (10%) of the Fair Market Value of a share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares or other securities of the Company in the form of cash, or a repurchase of Shares or other securities of the Company, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving the Shares or other securities of the Company; (iv) the Company shall at any time undergo a recapitalization, combination, reclassification or other distribution of Shares without receipt of consideration by the Company; or (v) any other event shall occur, which, in the case of this subsection (v), in the judgment of the Board necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then, in each case, the Board shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of Shares subject to this Plan (including the number and type of Shares that may be issued pursuant to incentive stock options), (ii) the number and type of Shares subject to outstanding Awards, (iii) the grant, purchase, or exercise price with respect to any Award, and (iv) the performance goals established under any Award.

(i)            In any such case, the Board may also make provision for a cash payment, in an amount determined by the Board, to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award), effective at such time as the Board specifies (which may be the time such transaction or event is effective); provided that any such adjustment to an Award that is exempt from Code Section 409A shall be made in manner that permits the Award to continue to be so exempt, and any adjustment to an Award that is subject to Code Section 409A shall be made in a manner that complies with the provisions thereof. However, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number.

(ii)           Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control, other than any such transaction in which the Company is the continuing corporation and in which the outstanding Common Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Board may substitute, on an equitable basis as the Board determines, for each Share then subject to an Award, the number and kind of shares of stock, other securities, cash or other property to which holders of Common Stock are or will be entitled in respect of each Share pursuant to the transaction.

(iii)          Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Board, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b)           Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Board may authorize the issuance or assumption of awards upon such terms and conditions as it may deem appropriate.

(c)       Change of Control. Upon a Change of Control, the Board may, in its discretion, determine that any or all outstanding Awards held by Participants who are then in the employ or service of the Company or any Affiliate shall vest or be deemed to have been earned in full (assuming the maximum performance goals provided under such Award were met, if applicable), and:

(i)            If the successor or surviving corporation (or parent thereof) so agrees, all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the successor or surviving corporation (or parent thereof) in the Change of Control. If applicable, each Award which is assumed by the successor or surviving corporation (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised or vested immediately prior to such Change of Control, and such other appropriate adjustments in the terms and conditions of the Award shall be made. In such a case, if an Award was not vested in full upon the Change of Control pursuant to the first paragraph of this subsection (c), then if a Participant is terminated without Cause or as a result of death or disability within one year following the Change of Control, the Award shall vest in full on the date of such termination. For purposes of this Plan, “Cause” shall have the same meaning as set forth in a Participant’s employment agreement with the Company, or, if a Participant does not have an employment agreement with the Company, shall mean a good faith finding by the Company that a Participant has (A) failed, neglected, or refused to perform the lawful employment duties related to Participant’s position or as from time to time assigned to Participant (other than due to disability within the meaning of Code Section 22(e)(3)); (B) committed any willful, intentional, or grossly negligent act having the effect of injuring the interest, business, or reputation of the Company or any Affiliate; (C) violated or failed to comply in any material respect with the Company’s or an Affiliate’s published rules, regulations, or policies, as in effect or amended from time to time, to the extent applicable to Participant; (D) committed an act constituting a felony or misdemeanor involving moral turpitude, fraud, theft, or dishonesty; (E) misappropriated or embezzled any property of the Company or an Affiliate (whether or not an act constituting a felony or misdemeanor); or (F) breached any material provision of any applicable confidentiality, non-compete, non-solicit, general release, covenant not-to-sue, or other agreement with the Company or any Affiliate.

(ii)           If the provisions of paragraph (i) do not apply, then all outstanding Awards shall be cancelled as of the date of the Change of Control in exchange for a payment in cash and/or Shares (which may include shares or other securities of any surviving or successor entity or the purchasing entity or any parent thereof) equal to:

(A)       In the case of an Option or SAR, the excess of the Fair Market Value of the Shares on the date of the Change of Control covered by the vested portion of the Option or SAR that has not been exercised over the exercise or grant price of such Shares under the Award; provided that, if such Fair Market Value does not exceed the exercise or grant price, such Option or SAR shall be cancelled for no consideration;

(B)       In the case of Restricted Stock and Restricted Stock Units, the Fair Market Value of a Share on the date of the Change of Control multiplied by the number of vested Shares or Units; and

(C)       In the case of Performance Shares, the Fair Market Value of a Share on the date of the Change of Control multiplied by the number of earned Shares.

(d)           Parachute Payment Limitation.

(i)            Except as may be set forth in a written agreement by and between the Company and the holder of an Award, in the event that the Company’s auditors determine that any payment or transfer by the Company under the Plan to or for the benefit of a Participant (a “Payment”) would be nondeductible by the Company for federal income tax purposes because of the provisions concerning “excess parachute payments” in Code Section 280G, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the foregoing reduction in the Payments shall not apply if the After-Tax Value to the Participant of the Payments prior to reduction in accordance herewith is greater than the After-Tax Value to the Participant if the Payments are reduced in accordance herewith. For purposes of this Section 14(d), the “Reduced Amount” shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of Code Section 280G. For purposes of determining the After-Tax Value of the Payments, the Participant shall be deemed to pay federal income taxes and employment taxes at the highest marginal rate of federal income and employment taxation in the calendar year in which the Payments are to be made and state and local income taxes at the highest marginal rates of taxation in the state and locality of the Participant’s domicile for income tax purposes on the date the Payments are to be made, net of the maximum reduction in federal income taxes that may be obtained from deduction of such state and local taxes.

(ii)           If the Company’s auditors determine that any Payment would be nondeductible by the Company because of Code Section 280G, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10) day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall notify the Participant promptly of such election. For purposes of this Section 14(d), present value shall be determined in accordance with Code Section 280G(d)(4). All determinations made by the Company’s auditors under this Section 14(d) shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

(iii)          As a result of uncertainty in the application of Code Section 280G at the time of an initial determination by the Company’s auditors hereunder, it is possible that Payments will have been made by the Company that should not have been made (an “Overpayment”) or that additional Payments that will not have been made by the Company could have been made (an “Underpayment”), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Company’s auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant that the auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in Code Section 7872(f)(2); provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount subject to taxation under Code Section 4999. In the event that the auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Code Section 7872(f)(2).

(iv)          For purposes of this Section 14(d), the term “Company” shall include affiliated corporations to the extent determined by the Auditors in accordance with Code Section 280G(d)(5).

15.           STOCK TRANSFER RESTRICTIONS; BRING-ALONG RIGHTS.

(a)           Restriction on Transfer. Shares issued under the Plan may not be sold or otherwise disposed of except as permitted by the Company. As a condition to the receipt of Shares hereunder, the Participant (or individual entitled to receive Shares following the Participant’s death) may be required to execute a shareholders agreement or other agreement required by the Board.

(b)           Restrictions; Legends. All Shares delivered under the Plan shall be subject to such restrictions as the Company may deem advisable, and the Company may cause a legend or legends to be put on any certificates for shares to make appropriate references to such restrictions.

(c)           Right to Purchase Shares. Pursuant to the provisions of this Section 15(c), and except as otherwise provided in any Award agreement, stock purchase agreement, stockholders agreement or other similar agreement between the Participant and the Company, the Company shall have the right (the “Purchase Right”), but not the obligation, to purchase the Shares acquired by the Participant under this Plan upon the occurrence of any of the following events (a “Trigger Date”):

(i)            the Participant’s termination of employment or service from the Company and its Affiliates, or

(ii)           the issuance of any Shares following a Participant’s termination of employment or service from the Company and its Affiliates pursuant to the terms of an Award, such as upon the exercise of an Option following termination of employment.

The purchase price for the Shares subject to such Purchase Right shall be the Fair Market Value of the Shares on the applicable Trigger Date.

The Company may exercise its Purchase Right by giving written notice thereof to the Participant within thirty (30) days after the Trigger Date (the thirty (30) day period in each case, the “Call Period”) of the number of Shares with respect to which the Purchase Right is being exercised. The Company shall promptly determine the Purchase Price for the Shares subject to the Purchase Right and shall notify the Participant of such determination. The Company may elect to pay all or any portion of such Purchase Price in cash; provided that if the Company does not elect to pay the entire Purchase Price in cash, the Company shall, at a minimum, pay to the Participant at least ten percent (10%) of the Purchase Price in cash, and shall deliver to the Participant a promissory note with a principal amount equal to the remainder of the Purchase Price, which promissory note shall provide that: (1) the principal shall be paid in no more than five (5) equal annual installments commencing one (1) year from the delivery of such promissory note, (2) interest on the unpaid principal amount shall accrue at an annual rate equal to the prime interest rate interest charged by the principal bank with which the Company conducts business as determined on the date the promissory note is issued, and shall be payable together with and in addition to each principal payment, and (3) the Company shall have the right, without penalty, to prepay all or any portion of the principal and accrued interest owing thereunder at any time.

Upon the delivery of the payment and/or the promissory note described herein by the Company, the Participant shall take all actions necessary, and execute all related documents specified by the Company as being reasonably necessary to consummate the sale of the Shares to the Company, and, by accepting an Award under this Plan, the Participant appoints the Company’s Secretary as his or her true and lawful attorney-in-fact to exercise and deliver all such instruments, documents and writings, and to take all such actions as shall be required to consummate the sale of the Shares to the Company as contemplated in this Section. Such power is a special Power of Attorney coupled with an interest, is irrevocable, and shall run with the shares to any subsequent owners thereof.

(d)           Bring-Along Rights. In the event the holders of a majority of the Company’s voting capital stock then outstanding (the “Majority Shareholders”) determine to sell or otherwise dispose of all or substantially all of the assets of the Company or fifty percent (50%) or more of the capital stock of the Company, in each case in a transaction constituting a Change of Control, to any non-affiliate(s) of the Company or any of the Majority Shareholders, or to cause the Company to merge with or into or consolidate with any non-affiliate(s) of the Company or any of the Majority Shareholders (in each case, the “Buyer”) in a bona fide negotiated transaction (a “Sale”), Participants who have acquired Shares pursuant to the Plan shall be obligated to and shall upon the written request of the Majority Shareholders: (a) sell, transfer and deliver, or cause to be sold, transferred and delivered, to the Buyer, some or all of such Shares (including for this purpose all of such Shares that presently or as a result of any such transaction may be acquired upon the exercise of an option (following the payment of the exercise price therefor)) on substantially the same terms applicable to the Majority Shareholders (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of preferred stock); and (b) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Shares in favor of any Sale proposed by the Majority Shareholders and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents as the Company, the Majority Shareholders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 15(d). The bring-along right set forth in this Section 15(d) shall terminate as to any Shares upon the earlier of (i) the first sale of Shares to the general public in an initial public offering, or (ii) a Change of Control in which the successor corporation has equity securities that are publicly traded.

16.          MISCELLANEOUS.

(a)           Other Terms and Conditions. The grant of any Award under this Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Board determines appropriate, subject to any limitations imposed in the Plan.

(b)           Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(c)          Employment or Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a consultant or director. Unless determined otherwise by the Board, for purposes of the Plan and all Awards, the following rules shall apply:

(i)           a Participant who transfers employment between the Company and any Affiliate, or between Affiliates, will not be considered to have terminated employment;

(ii)          a Participant who ceases to be a consultant, advisor or non-employee director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)          a Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee director of the Company or any Affiliate, or a consultant to the Company or any Affiliate, shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

(iv)         a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, with respect to an Award subject to Code Section 409A, a Participant shall be considered to have terminated employment (where termination of employment triggers payment of the Award) upon the date of his separation from service within the meaning of Code Section 409A.

(d)          No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Board may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e)          Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(f)           Requirements of Law. The granting of Awards under this Plan and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any Award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. In addition, if applicable, the Company has no liability to deliver any Shares under this Plan if the delivery of such Shares would cause the Company to lose its status as an S Corporation under Federal tax laws. In such event, the Company may substitute cash for any Share(s) otherwise deliverable hereunder without the consent of the Participant or any other person.

(g)          Governing Law. This Plan, and all agreements under this Plan, shall be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any Award agreement, may only be brought and determined in a court sitting in the State of Delware.

(h)          Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any Award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i)           Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and the Plan is not to be construed with reference to such titles.

(j)            Severability. If any provision of this Plan or any Award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any Award agreement or any Award under any law the Board deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan, Award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such Award agreement and such Award will remain in full force and effect.

[Remainder of page intentionally left blank]

AMENDMENT NO. 1
TO
AMENDED AND RESTATED
CUE HEALTH INC.
2014 EQUITY INCENTIVE PLAN

This Amendment No. 1 to Amended and Restated Cue Health Inc. 2014 Equity Incentive Plan (the “Plan”) is hereby made effective as of April 12, 2018 (the “Effective Date”). Any capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

RECITALS

WHEREAS, the Board of Directors and stockholders of Cue Health Inc., a Delaware (the “Company”), approved and adopted the Plan effective as of August 25, 2014;

WHEREAS, the Board of Directors and stockholders of the Company approved and ratified by a written consent an amendment to the Plan to increase the total number of shares of Common Stock reserved for issuance under the Plan to 11,520,590 shares, to be effective as of the Effective Date; and

WHEREAS, the Company is authorized to amend the Plan pursuant to Section 12 thereof.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	The first sentence of Section 6(a) is amended and restated to read in its entirety as follows:

“(a) Plan Reserve. An aggregate of eleven million five hundred twenty thousand five hundred ninety (11,520,590) Shares are reserved for issuance under this Plan, all of which may be issued as incentive stock options. The limitations of this subsection are subject to adjustment as provided in Section 14. The Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Common Stock or treasury Common Stock.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned executes this Amendment by and on behalf of the Company as of the Effective Date.

CUE HEALTH INC.

By:	/s/ Ayub Khattak
Ayub Khattak, President

Signature Page To Amendment No. 1 to
Amended and Restated Cue Health Inc. Equity Incentive Plan

AMENDMENT NO. 2

TO

AMENDED AND RESTATED

CUE HEALTH INC.

2014 EQUITY INCENTIVE PLAN

This Amendment No. 2 to the Amended and Restated Cue Health Inc. 2014 Equity Incentive Plan, as amended (the “Plan”), is hereby made effective as of September 6, 2018 (the “Effective Date”). Any capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

RECITALS

WHEREAS, the Board of Directors and stockholders of Cue Health Inc., a Delaware (the “Company”), approved and adopted the Plan effective as of August 25, 2014 and Amendment No. 1 to the Plan effective as of April 12, 2018;

WHEREAS, in compliance with the requirements of the exemption from registration provided by Rule 701 under the Securities Act of 1933, as amended (the “Act”), the Plan currently permits awards only to officers or other employees of the Company or its Affiliates (as defined in the Plan), or an individual that the Company or an Affiliate has engaged to become an officer or employee, or a consultant or advisor who provides services to the Company or its Affiliates.

WHEREAS, the Board of Directors and stockholders of the Company believe it is in the best interests of the Company and its stockholders to amend the Plan to permit awards to be made under the Plan to entities, provided that an exemption from registration other than Rule 701 is available or that the registration requirements of the Act are met with respect to such awards, and provided further that “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, may be granted only to employees of the Company or its subsidiaries.

WHEREAS, amendments to the Plan are authorized by Section 12 thereof.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	The first sentence of Section 1 is amended and restated to read in its entirety as follows:

“The Amended and Restated Cue Health Inc. 2014 Equity Incentive Plan (the “Plan”) has two complementary purposes: (a) to attract and retain outstanding persons to serve as officers, employees, directors, consultants and advisors to the Company and its affiliates, and (b) to increase shareholder value.”

2.	Section 3(k) is amended by adding the following second sentence thereto:

“In the sole discretion of the Board, an entity that is wholly owned by one or more of the individuals described in the preceding sentence or that is itself providing services to the Company may be deemed a Participant with respect to the Plan, provided that (i) an Award may be granted to or exercised by such an entity only in compliance with the registration requirements of the Securities Act of 1933, as amended from time to time, and any other applicable securities laws, or an exemption from such registration requirements; (ii) any such entity and all persons with an interest in such entity expressly agree that the terms of the Plan and the applicable Award agreement shall apply to the Award as if the owners of the entity were Participants; and (iii) for the avoidance of doubt, no “incentive stock option” within the meaning of Code Section 422 may be granted to such an entity.”

[Signature Page Follows]

Signature Page To Amendment No. 2 to
Amended and Restated Cue Health Inc. Equity Incentive Plan

IN WITNESS WHEREOF, the undersigned executes this Amendment by and on behalf of the Company as of the Effective Date.

CUE HEALTH INC.

By:	/s/ Ayub Khattak
Ayub Khattak, President

Signature Page To Amendment No. 2 to
Amended and Restated Cue Health Inc. Equity Incentive Plan

AMENDMENT NO. 3

TO

AMENDED AND RESTATED

CUE HEALTH INC.

2014 EQUITY INCENTIVE PLAN

This Amendment No. 3 to Amended and Restated Cue Health Inc. 2014 Equity Incentive Plan (the “Plan”) is hereby made effective as of June 1, 2020 (the “Effective Date”). Any capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

RECITALS

WHEREAS, the Board of Directors and stockholders of Cue Health Inc., a Delaware (the “Company”), approved as of June 1, 2020, an amendment to the Plan to increase the total number of shares of Common Stock reserved for issuance under the Plan to 20,399,691 shares, to be effective as of the Effective Date; and

WHEREAS, the Company is authorized to amend the Plan pursuant to Section 12 thereof.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	The first sentence of Section 6(a) is amended and restated to read in its entirety as follows:

“(a) Plan Reserve. An aggregate of 20,399,691 Shares are reserved for issuance under this Plan, all of which may be issued as incentive stock options. The limitations of this subsection are subject to adjustment as provided in Section 14. The Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Common Stock or treasury Common Stock.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned executes this Amendment by and on behalf of the Company as of the Effective Date.

CUE HEALTH INC.

By:	/s/ Ayub Khattak
Ayub Khattak, President

Signature Page To Amendment No. 3 to
Amended and Restated Cue Health Inc. Equity Incentive Plan

AMENDMENT NO. 4

TO

AMENDED AND RESTATED

CUE HEALTH INC.

2014 EQUITY INCENTIVE PLAN

This Amendment No. 4 to Amended and Restated Cue Health Inc. 2014 Equity Incentive Plan (the “Plan”) is hereby made effective as of January 15, 2021 (the “Effective Date”). Any capitalized terms used but not otherwise defined herein shall have the meaning ascribed to them in the Plan.

RECITALS

WHEREAS, the Board of Directors and stockholders of Cue Health Inc., a Delaware (the “Company”), approved as of January 15, 2021, an amendment to the Plan to increase the total number of shares of Common Stock reserved for issuance under the Plan to 22,399,691 shares, to be effective as of the Effective Date; and

WHEREAS, the Company is authorized to amend the Plan pursuant to Section 12 thereof.

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	The first sentence of Section 6(a) is amended and restated to read in its entirety as follows:

“(a) Plan Reserve. An aggregate of 22,399,691 Shares are reserved for issuance under this Plan, all of which may be issued as incentive stock options. The limitations of this subsection are subject to adjustment as provided in Section 14. The Shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Common Stock or treasury Common Stock.”

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned executes this Amendment by and on behalf of the Company as of the Effective Date.

CUE HEALTH INC.

By:	/s/ Ayub Khattak
Ayub Khattak, President

Signature Page To Amendment No. 4 to
Amended and Restated Cue Health Inc. Equity Incentive Plan